UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2021

GORES METROPOULOS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39907	85-2097088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 Lookout Road Boulder, Colorado		80301
(Address of principal executive offices)		(Zip Code)

(303) 531-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one Warrant	GMIIU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GMII	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GMIIW	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

Gores Metropoulos II, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amended Filing”) to its Form 8-K filed on January 28, 2021 (the “Original Filing”). The Amended Filing is solely to correct Exhibit 99.1, the Audited Balance Sheet, solely for the purpose to correct a clerical error in the header of the Audited Balance Sheet.

Except as described above, this Amended Filing does not amend, update or change any other items or disclosures in the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2021

GORES METROPOULOS II, INC.

By:	/s/ Andrew McBride
Name: Andrew McBride
Title: Chief Financial Officer